UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 13, 2005
                                                 ----------------

                         Money Centers of America, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-49723                  23-2929364
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
         of Incorporation)          File Number)            Identification No.)

700 South Henderson Road, Suite 325    King of Prussia, Pennsylvania   19406
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code  (610) 354-8888
                                                    --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

          Item 8.01.  Other Events

          On October 13, 2005, the Registrant issued a press release announcing the completion of its financial obligations under the previously-announced settlement of litigation with Equitex, Inc. and Chex Services, Inc., and related matters. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

          Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

          (d)     Exhibits.

          The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

          99.1    Press Release dated October 13, 2005.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            MONEY CENTERS OF AMERICA, INC.


Date:  October 13, 2005                     By:/s/ Jason P. Walsh
                                               ---------------------------------
                                                   Jason P. Walsh
                                                   Chief Financial Officer